UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2012

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 19, 2012, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, (iii) recommended holding future advisory votes on executive compensation every year, and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

1.	The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes withheld from each director nominee and (iii) the number of broker non-votes for each director nominee. There were no abstentions with respect to the election of the Company’s directors.

DIRECTOR NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Stephen D. Ban	86,669,181	530,314	14,051,468
Richard W. Gochnauer	85,953,738	1,245,757	14,051,468
Lon R. Greenberg	83,584,028	3,615,467	14,051,468
Frank S. Hermance	85,468,997	1,730,498	14,051,468
Ernest E. Jones	83,494,605	3,704,890	14,051,468
Anne Pol	84,134,976	3,064,519	14,051,468
M. Shawn Puccio	86,902,944	296,551	14,051,468
Marvin O. Schlanger	83,326,684	3,872,811	14,051,468
Roger B. Vincent	86,900,641	298,854	14,051,468
John L. Walsh	86,695,610	503,885	14,051,468

2.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
71,207,830	14,658,791	1,332,874	14,051,468

3.	The number of votes cast for one year, two years and three years, the number of abstentions and the number of broker non-votes for the advisory vote on the frequency with which shareholders will be asked to give an advisory vote on executive compensation is as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
77,190,666	298,476	8,535,611	1,174,742	14,051,468

4.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of PricewaterhouseCoopers LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
100,607,155	471,165	172,643	0

A majority of votes cast by shareholders were in favor of holding an annual advisory vote to approve the Company’s executive compensation, as recommended by the Board of Directors. In line with these results, the Board of Directors has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every year or until the Board of Directors decides that a different frequency of such vote is in the best interests of shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

January 24, 2012	By:	/s/ Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Secretary